                                                                  EXHIBIT 10.103

LEASE AGREEMENT ENTERED INTO BY AND BETWEEN MR. RAFAEL MIZRACHI (HEREINAFTER REFERRED TO AS THE "LESSOR") AND WILSHIRE INTERNATIONAL DE MEXICO S.A. DE C.V., REPRESENTED HEREIN BY JAMES W. KLINGLER (HEREINAFTER REFERRED TO AS THE "LESSEE"), PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES.


                                    RECITALS

I. LESSOR hereby states that:

A. He is the owner of the industrial building, located at San Antonio del Mar 20301 A, Tijuana, B.C. Mexico (hereinafter referred to as the "LEASED PREMISES"), which location, metes and bounds are contained in Exhibit "A" hereto, which forms an integral part hereof.

B. For purposes of this agreement its domicile is located at the following address: Calle 7 Norte No. 202 CD. Industrial, Tijuana, B.C..

C. He is willing to lease the LEASED PREMISES to the LESSEE pursuant to the terms and conditions of this agreement.

II. LESSEE hereby states that:

A. It is a corporation duly organized and existing according to the Laws of the Mexican Republic.

B. For the purposes of this agreement its domicile is located at the LEASED PREMISES, that is San Antonio del Mar 20301-A Tijuana, B.C.

C. It wishes to lease from the LESSOR the LEASED PREMISES pursuant to the terms and conditions hereunder.

IN VIEW OF THE FOREGOING, the parties hereto agree as follows:


                                     CLAUSES

FIRST:  LEASE AND DELIVERY

        The LESSOR hereby leases to the LESSEE and the LESSEE hereby leases from the LESSOR the LEASED PREMISES, which are located at San Antonio del Mar 20301 A, in Tijuana, B.C., and which are described in Exhibit "A" hereto.



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SECOND:  OCCUPANCY BY LESSEE

        The LESSEE shall use the LEASED PREMISES for any lawful purposes in accordance with applicable zoning, environmental and land use restrictions and regulations.

Accordingly, it is hereby agreed that:

        2.1. The LESSEE may, at its own risk and expense, install on the LEASED PREMISES such fixtures, equipment and furniture as it may deem necessary.

        2.2 The LESSEE shall repair all damages caused to the LEASED PREMISES during installation or removal of the fixtures, equipment and furniture mentioned in the preceding paragraph.

        2.3 The LESSEE shall perform the installation or removal of its equipment and furniture in accordance with all applicable laws, ordinances, and regulations, being liable for any violations thereto.

        2.4 The LESSEE agrees to retrieve such fixtures, equipment, furniture and /or improvements it may have installed in the LEASED PREMISES on or before the date of termination of this lease. Should the LESSEE fail to retrieve such fixtures, equipment, furniture and/or improvements from the LEASED PREMISES as provided above, the LESSOR shall be entitled to either retrieve such fixtures, equipment, furniture and/or improvements from the LEASED PREMISES at the LESSEE's risk and expense, or deem that said fixtures, equipment , furniture and /or improvements have been left in the LEASED PREMISES by the LESSEE to gratuitously inure in favor of the LESSOR.

        2.5 The LESSEE may not modify the structure, facade or public services of the LEASED PREMISES, nor may it perform any works or make alterations without the LESSOR'S prior written consent, that affect the structure, facade, or public services of the LEASED PREMISES

THIRD: LEASE TERM

        3.1 The term of this Lease shall commence on January 1, 1998 and shall end on December 31, 2002.

        3.2 Notwithstanding the foregoing, this lease by written consent of both parties shall be renewed for two (2) additional five (5) years terms.



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        3.3    Should LESSEE lease or acquire any other industrial building controlled by LESSOR, the LESSEE shall be entitled to terminate this lease.

FOURTH. RENT

        The LESSEE shall punctually and without deductions (except for those provided by the applicable tax laws) pay to the LESSOR, at its Address or any other address as instructed by the LESSOR.

        4.1 For the first twelve months the rent will be $10,000.00 (Ten Thousand Dollars 00/100) payable in advance during the first five
               (5) business days of each month. The rent shall be payable in U.S. Dollars or in Mexican pesos as desired by LESSEE.

        4.2 As of the second year of this lease, the then monthly rent shall be annually increased in accordance with the annualized percentage increase of the Consumer Price Index for the San Diego, California Metropolitan Area published by the U.S. Department for the immediate preceding year.

        4.3 For purposes of calculating the monthly rent in Mexican pesos, the parties shall use the highest market rate of exchange for sales of the day of payment or the immediately preceding business day in case the day of payment is a holiday for the banking institutions of Mexico.

        4.4 All rental payments made after the term set forth above shall accrue delinquent interest at a rate of five percent (5%) per month).

FIFTH. IMPROVEMENTS

        The LESSOR agrees to complete the improvements listed in Exhibit"B" hereto accordingly to the specifications contained in the referred Exhibit "B" on or before December 31, 1997.

SIXTH. INSURANCE

        6.1 During the life of this agreement, the LESSEE, shall obtain and maintain in full force an insurance policy to cover the LESSEE and the LESSOR or designate LESSOR as additional insured on LESSEE'S blanket insurance policy against any civil liability claims, demands, lawsuits or actions, or against the accidents or decease of any person, or from any damages to the goods of any third party in connection with the use by the LESSEE of the LEASED PREMISES. The corresponding insurance policy shall cover an insurable value of at least $200,000.00 dollars.



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        6.2    During the life of this agreement, the LESSEE shall obtain and maintain in full force an insurance policy in favor of the LESSOR to cover the payment of rents unpaid for any reason. The corresponding insurance policy shall cover an insurable value equal to the monthly rent, taxes and insurable costs for a period of six (6) months.

        6.3 The insurance policies referred to in paragraphs 6.1 and 6.2 above, shall be obtained with any insurance company authorized to do business in Mexico acceptable to the LESSOR. Likewise, the policies shall provide that the same may not be amended without the prior written authorization of the LESSOR. Additionally, said insurance policies shall provide that they shall not be subject to cancellation or change, except after at least thirty (30) days written notice to the LESSOR. Finally, the policies, or their duly executed certificates, together with copies or receipts for payment of the premiums thereof, shall be delivered to the LESSOR at first domicile within the fifteen (15) days following the date of execution of this agreement. All documents evidencing the renewal of such policies shall be delivered to the LESSOR at least thirty (30) days prior to the expiration of the term of such coverage.

        6.4 During the life of this agreement, the LESSEE agrees to obtain an insurance policy in favor of the LESSOR to cover the LEASED PREMISES against fire, lightning, explosion, falling aircraft, collision, smoke, storms, hail, vehicle damage, earthquakes, volcanic eruption, strikes, riots, civil commotion, vandalism, flood and any other risks currently covered or which in the future may be covered under the so called "extended coverage" policy (including windows and gas tank coverage). In view of the foregoing, the LESSEE hereby waives any right to demand payment from the LESSOR for damages caused by fire, explosion and other unforeseen events. The corresponding insurance policy shall cover an insurable value of $400,000.00 (Four Hundred Thousand Dollars and 00/100).

        6.5 The coverage mentioned in paragraphs 6.1, 6.2, and 6.4 above shall be annually increased thereafter in accordance with the annualized percentage increase of the Consumer Price Index for the San Diego, California Metropolitan Area, published by the U.S. Department of Labor for the immediately preceding year.

SEVENTH. TAXES AND COSTS

        The LESSOR shall be responsible of payment of the income and assets taxes to which it is obligated. On its part, the LESSEE shall be responsible for the payment of the corresponding value added tax, property tax and any other taxes or costs which may affect the LEASED PREMISES, which may derive from this


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agreement or which may derive form the use of the LEASED PREMISES by the LESSEE.
The LESSEE shall submit to the LESSOR evidence satisfactorily to the LESSOR that such taxes have been paid at least ten(10) days before said taxes become due and payable.

EIGHTH. REPAIRS AND MAINTENANCE

        8.1    LESSOR

        8.1.1 After written notice from the LESSEE, the LESSOR shall repair the structural or construction defects of the exterior wall, and roof of the LEASED PREMISES caused as a consequence of the normal use of the same. The LESSOR shall not be responsible for the repairs of the LEASED PREMISES, unless the LESSEE informs such circumstance immediately to the LESSOR.

        8.1.2 The LESSOR shall not be responsible, or have the obligation to repair the damages caused by the LESSEE's negligence, or that of LESSEE's workers, clients, contractors, or guests.

        8.2.   LESSEE

        8.2.1 LESSEE shall be responsible for the repairs to the damages suffered in the LEASED PREMISES other than those referred to in clause 8.1 herein above. The damages referred to in this paragraph include, but are not limited to, the damages and maintenance that shall be given to the plumbing systems, sewage, telephone, gas, as well as for the equipment, interior walls, interior painting, doors and windows, etc, of the LEASED PREMISES. All the expenses resulting of disregarding and the negligence of the LEASED PREMISES, or a violation and the obligations of the LESSEE set herein, shall be borne by the LESSEE.

        8.2.2 The LESSEE shall maintain the LEASED PREMISES and its improvements free from any liens.

NINTH. IDEMNIFICATION

        9.1 If the LESSOR is held responsible for any obligation undertaken by the LESSEE, the LESSEE agrees to indemnify and hold LESSOR harmless from any and all claims for damages or losses of any kind, and to restore or reimburse any all such costs and expenses to the LESSOR.

        9.2 If the LESSEE is held responsible for any obligation undertaken by the LESSOR, the LESSOR agrees to indemnify and hold LESSEE harmless



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               from any and all claims for damages or losses of any kind, and to restore or reimburse any all such costs and expenses to the LESSEE.

TENTH. UTILITY SERVICES

        10.1 LESSOR represents and warrants that utility service, including water, electricity and telephone are available at the LEASED PREMISES, and that LESSEE may secure at least three (3) telephone lines at LESSEE'S expense.

        10.2 The LESSEE agrees to request directly from the corresponding utility companies that the public services be rendered by such companies, to pay for the corresponding connection fees and to promptly pay for any and all utilities and related services furnished to the LESSEE in the LEASED PREMISES, including but not limited to water, gas, electricity, and telephone charges.

ELEVENTH.  ASSIGNMENT AND SUBLETTING

        11.1 The LESSEE may not assign its rights and obligations under this agreement, nor may it sublet the LEASED PREMISES unless it obtains the prior written authorization of the LESSOR not unreasonably withheld.

        11.2 The LESSOR shall be entitled to assign, in whole or in part, its rights and obligations under this agreement. Consequently, the LESSEE hereby grants authorization to the LESSOR so that the latter may formalize, the assignments which it may deem appropriate. Likewise, LESSOR shall be expressly entitled to guarantee any of its present of future obligations with its rights under this agreement.

TWELFTH. ACCESS TO THE LEASED PREMISES

        12.1 The LESSOR or its authorized representatives shall have the right to enter the LEASED PREMISES during all of LESSEE's business hours, and in emergencies at all times, to make repairs, additions, or alterations to the LEASED PREMISES which may be authorized or obligated to do under this agreement.

        12.2 LESSOR, within a ninety (90) day period prior to the termination of this agreement, shall have the right to show the LEASED PREMISES to any prospective clients. Likewise, and during the above mentioned term, the LESSOR shall have the right to post the signs which it may deem appropriate in the facade of the LEASED PREMISES in order to promote the same.



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        12.3   Except in case of emergency, the LESSOR shall give notice to the
               LESSEE before entering the LEASED PREMISES, and the LESSEE shall have the right to escort any representatives of the LESSOR and prospective clients.

THIRTEENTH.  DAMAGE OR DESTRUCTION

        13.1   TOTAL

               In the event the whole or substantial part of the LEASED PREMISES are damaged or destroyed so as to impede the LESSEE's operation for the purposes for which the same were leased, the LESSOR shall, within ten (10) days from such destruction, determine whether the LEASED PREMISES can be restored within the following three (3) months and notify the LESSEE of such determination. If the LESSOR determines that the LEASED PREMISES cannot be restored within the following three (3) months, either the LESSOR or the LESSEE shall have the right and option to immediately terminate this Lease Agreement by means of a written notice to the other party. If the LESSOR determines that the LEASED PREMISES can be restored within said three (3) month period, the LESSOR shall, at its own expense, proceed diligently to reconstruct the LEASED PREMISES, but only up to the amount which it may obtain from the insurance coverage mentioned in clause Sixth above.

        13.2   PARTIAL

               In the event the referred damages do not prevent the LESSEE, in a substantial way, from continuing the normal operation of its business on the LEASED PREMISES, the LESSOR or the LESSEE, as the case may be, shall repair said damages under the terms of clause EIGHT above.

        13.3 If the damage in question is caused by a negligent or willful act of the LESSEE or its employees, the LESSEE agrees to punctually pay the rent hereunder.

FOURTEENTH.  CAUSES FOR TERMINATION OF LEASE.

        The LESSEE will have the right to terminate this lease at any time in case that for any circumstance of force majeure, fortuitous case or acts of government (expropriation, seizure, etc.) he cannot continue industrial operations within the leased premises. In such a case the LESSEE will notify the LESSOR of his intention to terminate the lease 30 days in advance of the effective date of termination.



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FIFTEENTH.  LESSOR'S RIGHT TO PERFORM THE LESSEE'S COVENANTS

        If the LESSEE shall at any time fail to perform any one or more of its covenants made in this lease, the LESSOR, after five (5) business days written notice to the LESSEE (or without notice in the event the act or acts to be performed in fulfillment of the breached covenant require an immediate action) and without waiving or releasing the LESSEE from any obligation of the LESSEE contained in this Lease, may (but shall be under no obligation to ) perform any act on the LESSEE's part to be performed as provided in this lease, and may enter upon the LEASED PREMISES for that purpose and take all such actions thereon as may be necessary therefor. All sums paid by the LESSOR and all costs and expenses incurred by the LESSOR in connection with the performance of any such obligation of the LESSEE, shall be payable by the LESSEE to the LESSOR on demand, in the understanding that the late reimbursement of costs and expenses shall accrue delinquent interest at a rate of five percent (5) per month.

SIXTEENTH.  GUARANTIES

        16.1 LESSOR hereby acknowledges to have received from the LESSEE, as deposit, the amount of U.S. $30,000 (Thirty Thousand U.S. Dollars and 00/100) upon execution of lease in order to guarantee its obligations hereunder. The deposit shall be reimbursed to the LESSEE, without interest, after the LESSOR carries out an inspection of the condition on which the LEASED PREMISES are returned.

        16.2 The LESSEE shall deliver to the LESSOR within the thirty days following the execution of this lease agreement, a warrant (in the form of Exhibit C) to purchase 50,000 shares of common stock of Wilshire Technologies Inc, at the market price on the date this lease agreement is executed.

        16.3 In case of early termination for any cause attributable to the LESSEE, the LESSOR shall be entitled to keep any amounts delivered to the LESSOR as prepaid rent or deposit, regardless of any other rights which the LESSOR may be entitled to .

        16.4 LESSEE shall provide yearly financial information throughout the course of the lease.

SEVENTEENTH.  COVENANTS, CONDITIONS AND RESTRICTIONS

        17.1 The LESSEE agrees to fully comply with the covenants, conditions and restrictions of Parque Industrial Valle del Sur CC&R, Tijuana, Baja California.



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        17.2   LESSEE will pay park maintenance fees of US $0.50 per square meter of land per year, beginning July 1, 1998.

EIGHTEENTH.  NOTICES

        18.1 Any notice to be given to the LESSOR under this agreement shall be sent to the address mentioned in recital I.B. or to such other addressses which may from time to time be notified by the LESSOR to the LESSEE.

        18.2 Any notice to be given to the LESSEE under this agreement shall be addressed to the LEASED PREMISES.

        18.3 Said notices shall be in writing, and shall be delivered personally to the legal representative of the party in question, or sent by certified mail, postage prepaid to the addresses mentioned above, in which case the corresponding notice shall be deemed delivered fourteen (14) days after the date of mailing thereof.

NINETEENTH.  EARLY TERMINATION

        The LESSOR may terminate this agreement with proper written notification or default in any of the following circumstances:

        19.1   In case the term expressed in clause THIRD above expires.

        19.2 The LESSEE's failure to pay any monthly rent due and payable hereunder.

        19.3 Default in the performance of any of the LESSEE's covenants, agreements, or obligations hereunder.

        19.4 The filing of a petition of bankruptcy against the LESSEE, that is dismissed within one hundred eighty (180) days after filing.

        19.5   Any other cause provided in the corresponding civil code.

TWENTY.  MISCELLANEOUS

        20.1 In case any party fails to execute any action against the other as to project a certain right under this agreement, said failure shall not be construed as a waiver of any other rights derived herefrom.

        20.2. This agreement may only be modified by written agreement signed by the authorized representatives of the parties.



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

        20.3 In case any party hereto exercises an action against the other in order to demand the performance of this agreement, the prevailing party shall be entitled to reasonable attorney's fees.

        20.4 The parties agree that this Lease Agreement shall be governed by the laws of State of Baja California. For everything pertaining to the interpretation and compliance of this Lease agreement the parties hereby expressly submit to the jurisdiction of the Civil Courts of the City of Tijuana, Baja California, waiving any other jurisdiction which might be applicable by reason of their present or future domiciles or otherwise.

TWENTY FIRST.  PURCHASE OPTION

        21.1 In the event LESSEE purchases a facility from LESSOR the term of the lease can be terminated.

        21.2 LESSEE will have right of first refusal to lease the building site on the north side of the LEASED PREMISES.








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IN WITNESS WHEREOF, the parties have executed this agreement in the places and on the dates stated herein below:

              LESSOR                                             LESSEE


/s/ Lic. Rafael Moises Mizrachi                           /s/ James W. Klingler
-------------------------------                           ---------------------
November, 25, 1997                                        Wilshire International
Tijuana, B.C. Mexico                                      de Mexico S.A. De C.V.
                                                          November 25,1997
                                                          Tijuana, B.C. Mexico

                                    GUARANTOR


                               /s/ John Van Egmond
                           Wilshire Technologies, Inc
                             Chief Executive Officer
                                November 25, 1997
                              Tijuana, B.C. Mexico



/s/ Dolores Hernandez Sanchez                      /s/ Mary Beth Viruete
-----------------------------                      ---------------------
Witness                                            Witness








Lease contract Wilshire
Draft - November 25, 1997





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
                                                                 EXHIBIT 10.103a

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

Warrant No. RM-1                                               November 25, 1997

                      WARRANT TO PURCHASE SHARES OF COMMON
                      STOCK OF WILSHIRE TECHNOLOGIES, INC.

        This certifies that MR. RAFAEL MIZRACHI, (the "Holder"), for value received is entitled, subject to the adjustment and to the other terms set forth below, to purchase from WILSHIRE TECHNOLOGIES, INC., a California corporation (the "Company"), Fifty Thousand (50,000) fully paid and nonassessable shares of the Company's Common Stock, no par value per share (the "Stock"), at a per share price calculated in the manner set forth in Section 1, below (the "Stock Purchase Price"), at any time on or after November 25, 1997 (the "Commencement Date") but not later than 5:00 p.m. (Pacific Time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 5861 Edison Place, Carlsbad, California 92008 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription Agreement attached hereto duly filled in and signed and upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and, in some cases, the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date. "Expiration Date" means the fifth anniversary of the Commencement Date; provided, however, that if the Lease Agreement dated November 25, 1997, between the Holder and the Company (the "Lease Agreement") shall be terminated by Holder in accordance with the provisions as set forth in Section 19 of the Lease Agreement prior to the occurrence of such fifth anniversary, the Expiration Date shall be accelerated to a date that is thirty (30) days following such termination date. This Warrant is issued in conjunction with the Lease Agreement.

        This Warrant is subject to the following terms and conditions:

        1. Exercise; Stock Purchase Price; Issuance of Certificates; Payment for Shares. This Warrant is exercisable at the option of Holder at any time or from time to time but not earlier than the Commencement Date or later than 5:00 p.m. (Pacific Time) on the Expiration Date for all or a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. The per share Stock Purchase Price shall be




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

$0.60, which is the mean average of the bid and asked prices on November 25, 1997, the effective date of the Lease Agreement. Subject to the provisions of
Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

        2. Shares to Be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company covenants that it will reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise. The Company will take all such reasonable action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

        3. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and, in some cases, the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

               3.1 Subdivision or Combination of Stock and Stock Dividend. In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

               3.2 Notice of Adjustment. Promptly after adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such




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

adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               3.3    Other Notices.  If at any time:

                      (a) the Company shall declare any cash dividend upon its Stock;

                      (b) the Company shall declare any dividend upon its Stock payable in stock (other than a dividend payable solely in shares of Stock) or make any special dividend or other distribution to the holders of its Stock;

                      (c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

                      (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder, as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up; (ii) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 30 days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the holders of Stock shall be entitled thereto. Any notice given in accordance with clause (iii) above shall also specify the date on which the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. If the Holder of the Warrant does not exercise this Warrant prior to the occurrence of an event described above, except as provided in Sections 3.1 and 3.4, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock in such event. Notwithstanding anything herein to the contrary, if and to the extent the Holder chooses to exercise this Warrant within the ten-day period following receipt of the notice specified in clause (ii) above, the Holder may elect to pay the aggregate Stock Purchase Price by delivering to the Company cash or a cashier's check in the amount of the aggregate par value of the shares of Stock to be purchased and the Holder's full recourse Promissory Note in the amount of the balance of the aggregate Stock Purchase Price, which Note shall be payable to the order of the Company in a single sum on the 30th day following the date of receipt of such notice and shall bear interest at the lowest applicable federal short term rate (using monthly compounding) as established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, or any successor provision; provided, however, that if the Holder elects to deliver such a Promissory Note to the Company, the Holder will pledge to the Company all Stock issued in connection with the exercise of this Warrant, and the Company shall retain possession of the certificates evidencing such Stock, until such time as the
Note is paid in full.

               3.4 Changes in Stock. In case at any time following the Commencement Date, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive; and this Warrant shall thereafter represent the right to receive, in lieu of the stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such Holder would actually have been entitled as a shareholder upon the consummation of the Transaction if such Holder had exercised such Warrant immediately prior thereto. The provisions of this Section 3.4 shall similarly apply to successive Transactions.

        4. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

        5. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Stock payable in shares of Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Stock Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by its creditors.

        6. Restrictions on Transferability of Securities; Compliance With Securities Act.

               6.1 Restrictions on Transferability. This Warrant and the Stock issuable upon exercise hereof (collectively, the "Securities") shall be transferable only in accordance with the provisions of the Securities Act of 1933, as amended, and the state securities and Blue Sky laws.

               6.2 Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of the Purchase Agreement) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER."

        7. Registration Rights. Holder shall have the registration rights set forth in Exhibit A attached hereto and incorporated herein by this reference.

        8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        9. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

        10. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

        11. Lost Warrants or Stock Certificates. The Company represents and warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

        12. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized as of this 25th day of November, 1997.

WILSHIRE TECHNOLOGIES, INC.


By:  /s/John Van Egmond                     By:  /s/James W. Klingler
    ---------------------------------           --------------------------------
    President & Chief Executive                 Vice President & Chief Financial
    Officer                                     Officer

                         FORM OF SUBSCRIPTION AGREEMENT

             (To be signed and delivered upon execution of Warrant)


WILSHIRE TECHNOLOGIES, INC.
5861 Edison Place
Carlsbad, California 92008
Attention:  Chief Financial Officer


        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______________ shares of common stock, no par value per share (the "Stock"), of WILSHIRE TECHNOLOGIES, INC. (the "Company") and herewith makes payment of ____________________ Dollars ($______) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, _____________________ whose address is __________________________.

        If the exercise of this Warrant is not covered by a registration statement effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned represents that

             (i) the undersigned is acquiring such Stock for investment for its own account, not as nominee or agent, and not with a view to the distribution thereof and the undersigned has not signed or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same;

            (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the Stock;

           (iii) the undersigned has received all of the information the undersigned has requested from the Company and considers necessary or appropriate for deciding whether to purchase the shares of Stock;

            (iv) the undersigned has the ability to bear the economic risks of its prospective investment;

             (v) the undersigned is able, without materially impairing its financial condition, to hold the shares of Stock for an indefinite period of time and to suffer complete loss on its investment;

            (vi) the undersigned understands and agrees that (A) it may be unable to readily liquidate its investment in the shares of Stock and that the shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities or Blue Sky laws or is exempt from such registration or qualification, and that the Company is not required to register the same or to take any action or make such an exemption available except to the extent provided in the within Warrant; and (B) the exemption from registration under the Securities Act afforded by Rule 144 promulgated by the Securities and Exchange Commission ("Rule 144") depends upon the satisfaction of various conditions by the undersigned and the Company and that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amounts, and that if such exemption is utilized by the undersigned, such conditions must be fully complied with by the undersigned and the Company, as required by Rule 144;

           (vii) the undersigned either (A) is familiar with the definition of and the undersigned is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Securities Act, or (B) is providing representations and warranties reasonably satisfactory to the Company and its counsel, to the effect that the sale and issuance of Stock upon exercise of such Warrant may be made without registration under the Securities Act or any applicable state securities and Blue Sky laws; and

          (viii) the address set forth below is the true and correct address for the undersigned.


DATED: ___________________________




                                        ________________________________________

                                        ________________________________________

                                        ________________________________________
                                        (Address)

                     Exhibit A to Warrant to Purchase Shares
                 of Common Stock of Wilshire Technologies, Inc.


        1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

        "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "Conversion Stock" means the Stock issued or issuable pursuant to this Warrant.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the commission thereunder, all as the same shall be in effect at the time.

        "Registrable Securities" means (i) the Conversion Stock; and (ii) any Stock of the Company issued or issuable in respect of the Conversion Stock or other securities issued or issuable pursuant to the conversion of the Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Stock; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in the opinion of counsel to the Company in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale.

        The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "Registration Expenses" shall mean all expenses, except Selling Expenses as defined below, incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of counsel for Holder.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the securities registered by Holder.

        2.     Company Registration.

               (a) Notice of Registration. If, at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                      (i)    promptly give to Holder written notice thereof; and

                      (ii) include in such registration (and any related qualification under blue sky laws, or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within 20 days after receipt of such written notice from the Company, by Holder.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 2(a)(i). In such event, the right of Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If Holder proposes to distribute its Registrable Securities through such underwriting, Holder, together with the Company, shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter, in its sole discretion, may limit the Registrable Securities to be included in such registration, and the Company shall promptly so advise Holder thereof. If Holder disapproves of the terms of any such underwriting, Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriter may require. The Company may include shares of Stock held by shareholders other than Holder in a registration statement pursuant to this Section 2.

               (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

        3. Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant hereto, shall be borne by the Company, and all Selling Expenses incurred in connection with any registration pursuant hereto shall be borne by Holder.

        4. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant hereto, the Company will keep Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least ninety (90) days, provided that no such registration shall constitute a shelf registration under Rule 415 promulgated by the Commission under the Securities Act;

               (b) Enter into a written underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holder and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten in whole or in part;

               (c) Furnish to the Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriter may reasonably request in order to facilitate the public offering of such securities;

               (d) Notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has been effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (e) Notify Holder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

               (f) Prepare and file with the Commission promptly upon the request of Holder, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for Holder, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by Holder;

               (g) Prepare and promptly file with the Commission, and promptly notify Holder of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

               (h) In case Holder or any underwriter for Holder is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Securities Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectuses as may be necessary to permit compliance with the requirements of the Securities Act;

               (i) Advise Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

               (j) At the request of Holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (i) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and (ii) to the extent the Company's accounting firm is willing to do so, a letter dated each such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as the underwriters or Holder may reasonably request.

        5. Information by Holder. The Holder shall furnish the Company such information regarding Holder, the Registrable Securities held by Holder and the distribution proposed by Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

        6.     Indemnification.

               (a) The Company will indemnify Holder, each of its officers, directors and partners, and each person controlling Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant hereto, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Holder, each of its officers and directors, and each person controlling Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement of omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder, such controlling person or underwriter and stated to be specifically for use therein.

               (b) Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of a or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of Holder under this subsection (b) shall be limited to an amount equal to the initial public offering price of the shares sold by Holder, unless such liability arises out of or is based on willful conduct by Holder.

               (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        7. No Transfer of Registration Rights. The rights to cause the Company to register securities granted hereunder may not be assigned to any transferee or assignee of the Registrable Securities.